NCI Control Number: N02-CP-65500

2011 SEP 22 AM 10:12

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: HHSN261200655000C

PAGE OF PAGES: 1 | 3

2. AMENDMENT/MODIFICATION NO.: 0029

3. EFFECTIVE: 10/01/2011

4. REQUISITION/PURCHASE REQ. NO.:

5. PROJECT NO. *(If applicable)*:

6. ISSUED BY — CODE:

National Cancer Institute
Office of Acquisitions
Executive Plaza South, Suite 600, Room 6001
6120 Executive Blvd MSC 7193
Bethesda, Maryland 20892-7193

7. ADMINISTERED BY *(If other than Item 6)* — CODE:

8. NAME AND ADDRESS OF THE CONTRACTOR *(No., street, city, county, State and ZIP Code)*

SERACARE LIFE SCIENCES INCORPORATED:1107053
1935 AVENIDA DEL ORO STE F
OCEANSIDE, CA 920565825

PLACE OF PERFORMANCE: FREDERICK, MARYLAND US

CODE | FACILITY CODE

(X)

☐ 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

☒ 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN261200655000C N02-CP-65500

10B. DATED *(SEE ITEM 13)*: 10/01/2005

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for the receipt of Offers ☐ is extended, ☐ is not extended.

Offerors must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment of each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

SOCC: 25.2E   TIN#   LOC#   CAN1   CAN2

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: **FAR 52.243-2 Changes-Cost Reimbursement (Aug. 1987), Alt. I (Apr. 1984)**
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return **2** copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

PURPOSE: 1) Extend the period of performance in accordance with Changes clause to allow for completion of work.

	TOTAL FUNDS CURRENTLY OBLIGATED			TOTAL ESTIMATED COST		
	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod:	$12,984,934	$771,786	$13,756,720	$13,310,602	$791,982	$14,102,584
This Mod #29:	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-	$ -0-
Revised Total:	$12,984,934	$771,786	$13,756,720	$13,310,602	$791,982	$14,102,584

EXPIRATION DATE: May 31, 2012 (Changed)
FUNDED THROUGH: October 31, 2011 (Changed)

TOTAL CONTRACT AMOUNT: $14,102,584 (Unchanged)
TOTAL OBLIGATED AMOUNT: $13,756,720 (Unchanged)

Except as provided herin, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*: Heather Siefers, Director, Repository Operations

16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*: Lisa Coleman

15B. CONTRACTOR/OFFEROR: BY Heather Siefers 9/22/11 *(Signature of person authorized to sign)*

15C. DATE SIGNED:

16B. UNITED STATES OF AMERICA BY [signature] *(Signature of Contracting Officer)*

16C. DATE SIGNED: 9/26/2011

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

ARTICLE B.2 (Part II) ESTIMATED COST AND FIXED FEE FOR AN INCREMENTALLY FUNDED, COST REIMBURSEMENT, SEVERABLE SERVICE CONTRACT paragraph f. is hereby revised to read as follows:

f. It is estimated that the amount currently obligated will cover performance of the contract through **October 31, 2011.**

ARTICLE F.1. DELIVERABLES paragraph a. item (3) is hereby modified to read as follows:

a. The items specified below as described in SECTION C, ARTICLE C.2. will be required to be delivered F.O.B. Destination as set for in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of the contract:

Item	Description	Quantity	Delivery Schedule
(3)	Final Technical Progress Report	3	On or before **May 31, 2012**

ARTICLE G.9. ACCOUNTING and APPROPRIATION DATA IDENTIFICATION ON INVOICE SUBMITTAL is added as follows:

The Contractor agrees to add the CAN/Accounting and appropriation data (box 12 of the SF-30) to work invoiced under this modification, as specified below:

PERIOD OF FUNDS AVAILABILITY (Funds may be committed for 12 months after date of obligation, and, may be billed against commitments made within that 12 month period until expended)	**ACCOUNTING AND APPROPRIATION DATA**
Mod #28 Execution Date through ~~September 30, 2011~~ **October 31, 2011**	1-8332857 $32,429
Mod #27 Execution Date through ~~September 30, 2011~~ **October 31, 2011**	1-8332857 $97,586

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT SERVICE CONTRACT introductory paragraph, and FAR Clause 52.204-4, are hereby modified to read as follows and FAR Clause 52.223-14 is hereby removed:

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically as follows: FAR Clauses at: https://www.acquisition.gov/far/ . HHSAR Clauses at: http://www.hhs.gov/policies/hhsar/subpart352.html

FAR Clause No	Date	Title
52.204-4	**May 2011**	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper (Over the Simplified Acquisition Threshold)

ARTICLE I.3. - ADDITIONAL CONTRACT CLAUSES, 352.232-70 Incremental Funding and 352.232-72 Limitation of Government's Obligation paragraph i. are modified as follows:

352.232-70 Incremental Funding

INCREMENTAL FUNDING (June 2010)

The Government intends to negotiate and award a cost-reimbursement contract using incremental funding as described in the clauses at FAR 52.232–22, "Limitation of Funds," and 352.232-7 1, "Estimated Cost –

Incrementally Funded Contract." **The current obligation of funds under the contract is expected to cover performance through October 31, 2011**. The Government intends to obligate additional funds up to and including the full estimated cost of the contract for the remaining period of performance by unilateral contract modification. However, the Government is not required to reimburse the Contractor for costs incurred in excess of the total amount obligated, nor is the Contractor required to perform beyond the level supported by the total amount obligated.

(End of provision)

352.232-72 Limitation of Government's Obligation.

LIMITATION OF GOVERNMENT'S OBLIGATION (June 2010)

i. The following represents the mutually-agreed schedule* by which the Government will allot funds to this contract.

CLIN, Task Number. or Description	Start Date of Period or Increment of Performance	End Date of Period or Increment of Performance	Estimated Cost Plus Fee ($)
SOW, Tasks 1 – 16	10/01/2005	09/30/2006	$2,640,801
SOW, Tasks 1 – 16	10/01/2006	09/30/2007	$2,685,907
SOW, Tasks 1 – 16	10/01/2007	09/30/2008	$2,841,093
SOW, Tasks 1 – 16	10/01/2008	09/30/2009	$2,915,125
SOW, Tasks 1 – 16	10/01/2009	09/30/2010	$2,315,192
SOW, Tasks 1 – 16	10/01/2010	**05/31/2012**	$704,466
Total Cost Plus Fixed Fee:			**$14,102,584**

All other terms of the contract remain unchanged.

END OF MODIFICATION 29 OF CONTRACT NUMBER HHSN261200655000C / N02-CP-65500